UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2018

VolitionRx Limited

(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1 Scotts Road #24-05 Shaw Centre Singapore 228208
(Address of principal executive offices and Zip Code)
+1 (646) 650-1351
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                   Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 7, 2018, VolitionRx Limited (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2015 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 750,000 shares from an aggregate of 2,500,000 shares to 3,250,000 shares.  The Amendment had previously been approved by the Board of Directors of the Company on June 15, 2018, subject to the approval of the Company’s stockholders.  The Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Amendment and the Plan does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held at 12:00 p.m. local time on September 7, 2018 at 42-44 avenue de la Gare, L – 1610 Luxembourg, the Company’s stockholders voted on four proposals.  The Company had 30,031,225 shares of common stock outstanding on July 13, 2018, the record date for the Annual Meeting, of which 20,691,411 shares of common stock were present in person or represented by proxy at the Annual Meeting. The matters voted on at the Annual Meeting are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 20, 2018 (the “Proxy Statement”).

The following proposals were voted upon at the Annual Meeting and the final voting results with respect to each proposal are set forth below:

Proposal 1: The Company’s stockholders elected six members to the Board to hold office until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.  The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cameron Reynolds	12,408,131	232,387	8,050,893
Dr. Martin Faulkes	11,907,297	733,221	8,050,893
Guy Innes	11,589,793	1,050,725	8,050,893
Dr. Alan Colman	11,646,525	993,993	8,050,893
Dr. Habib Skaff	11,646,524	993,994	8,050,893
Dr. Edward Futcher	11,636,524	1,003,994	8,050,893

Proposal 2: The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained
20,477,302	61,864	152,245

Proposal 3: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,795,854	162,394	682,270	8,050,893

Proposal 4: The Company’s stockholders approved an amendment to the Company’s 2015 Stock Incentive Plan.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,358,816	720,006	561,696	8,050,893

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2015 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2018 VolitionRx Limited

By: /s/ Cameron Reynolds

Cameron Reynolds

Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
10.1	2015 Stock Incentive Plan, as amended.